UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

October 13, 2010
(October 7, 2010)

Date of Report
 (Date of earliest event reported)

True North Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-129919	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

4999 France Avenue South, Suite 248, Minneapolis, Minnesota 55410

(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code: (952) 358-6120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2010, the Company accepted the resignations of Christopher Clouser, Mannie Jackson, Philip Jones, Constantine “Deno” Macricostas, Richard B. Hirst, John Klinkenberg, and Douglas Lennick from the Board of Directors.

  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH FINANCE CORPORATION

Date: October 13, 2010	By:	/s/ Todd A. Duckson
TODD A. DUCKSON
President of the Company